Dear Shareholders:
--------------------------------------------------------------------------------

     Silver bullion in 1997 decoupled from gold bullion in the second half of the year. The result was that whereas gold bullion showed a decline of 21.39% for the full year, silver bullion rose 24.69%. Relentless short selling in the first half of 1997 obscured the strong underlying fundamentals for silver driving the metal down from its 1996 close of $4.82 an ounce, to a yearly low of $4.22 on July 16. Silver prices then proceeded to recover their losses through the end of October. After a brief price pullback, silver bullion began a powerful move in mid-November sending prices to over $6.00 an ounce by the end of the year. The low prices in July attracted renewed investment demand in the Middle East, India and to a lesser extent the United States. At the same time fabrication demand, mostly for jewelry, was strongly stimulated in Italy and in India. The surge in demand accelerated the draw down of available silver bullion inventory reflected by a sharp fall in reported Comex holdings. A growing realization that silver inventories were approaching a critical mass resulted in widespread short covering together with a renewed interest in silver bullion among new investors.

     Unfortunately, silver related equities did not all share in this bonanza. Since approximately 80% of silver is produced as a by-product or co-product of other mining operations, pure silver mining plays are extremely rare. Most silver is produced conjointly with zinc, lead, copper and gold. Prices for these metals came under pressure during the year resulting in weak prices for the associated equities. Even some of the purer plays, such as Sunshine Mining, didn't participate as much as might be expected in the silver price rally as investors took a wait and see attitude. Finally, exploration companies looking for new silver mines were tarnished by the extreme skepticism engendered by the Bre-X debacle.

     The Lexington Strategic Silver Fund produced a negative return of 8.05%* for the year. This negative return was vastly better than the negative 42.33% average return experienced by competing precious metals funds represented by the gold oriented funds compiled by Lipper Analytical Services, Inc. In fact, the Lexington Strategic Silver Fund outperformed every single one of the gold oriented funds monitored by Lipper. The Fund was helped by its significant holdings of silver bullion. However, it's equity holdings were hurt by their association with gold and base metal production. Especially hard hit were some of the exploration oriented equities such as William Resources and Argosy Mining.

     Looking ahead, the fundamentals underlying future silver prices appear attractive. The deficits since 1990 between supply and demand have reached a level of some 22% with the result that remaining silver inventories are reaching a level that will require significantly higher prices to coax them onto the market. There are no Central Bank holdings overhanging the market and private holdings are being depleted by as much as 25% a year according to some estimates. Although the large Cannington Mine in Australia will add significant silver supplies as it goes into production this year, the mine will only make up for a fraction of the silver deficit. Beyond that, new silver mines will require higher prices and will take a number of years to bring into production. Higher silver prices should produce handsome profits for the mining shares held by the Fund which should be reflected in their stock prices.


Sincerely,



/s/Robert W. Radsch                                   /s/Robert M. DeMichele
-------------------                                   ----------------------
Robert W. Radsch                                      Robert M. DeMichele
Portfolio Manager                                     President
February, 1998                                        February, 1998

*-13.37%, 10.03% and 6.15% are the one year, five year and since commencement (1/2/92) average annual standard total returns, respectively, for the period ended December 31, 1997. Prior to January, 1992, the Fund was managed by a different investment adviser. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. These calculations include the maximum 5.75% initial sales charge and assume reinvestment of dividends and capital gains at net asset value. Total return represents past performance and is not predictive of future results.

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENT OF NET ASSETS
(Including the Portfolio of Investments)
December 31, 1997 (unaudited)


     Number of                                                                                            Value
      Shares                                        Security                                             (Note 1)
-----------------------------------------------------------------------------------------------------------------


                  SILVER BULLION: 27.6%
                  2,026,308 fine ounces (cost $10,989,225)2 ........................................   $12,178,110
                                                                                                       -----------

                  COMMON STOCK: 62.3%
                  AUSTRALIA: 5.0%
     1,200,000    Aurora Gold, Ltd.2 ...............................................................     1,368,289
     1,020,000    MIM Holdings, Ltd. ...............................................................       624,721
       192,857    Pasminco, Ltd. ...................................................................       221,160
                                                                                                        ----------
                                                                                                         2,214,170
                                                                                                        ----------

                  MEXICO: 23.6%
       451,056    Corporacion Industrial San Luis S.A. .............................................     3,709,467
       534,016    Grupo Mexico S.A. de C.V. ........................................................     1,983,895
     1,045,000    Industrias Penoles S.A. ..........................................................     4,731,259
                                                                                                        ----------
                                                                                                        10,424,621
                                                                                                        ----------

                  NORTH AMERICA: 31.4%
       100,000    Adrian Resources, Ltd.2 ..........................................................        97,832
        45,000    Apex Silver Mines, Ltd.2 .........................................................       573,750
       200,000    Argosy Mining Corporation1,2 .....................................................        51,711
       100,000    Argosy Mining Corporation (Warrants)1,2 ..........................................          --
       167,000    Atna Resources, Ltd.1,2 ..........................................................       171,549
        83,500    Atna Resources, Ltd. (Warrants)1,2 ...............................................          --
        89,100    Cambior, Inc. ....................................................................       526,125
       515,000    Campbell Resources, Inc.2 ........................................................       190,738
        90,000    Campbell Resources, Inc. (Warrants)1,2 ...........................................          --
        73,100    Coeur D'Alene Mines Corporation2 .................................................       657,900
        77,000    Eldorado Corporation, Ltd.1,2 ....................................................        40,894
        25,000    Franco Nevada Mining Corporation, Ltd. ...........................................       490,909
       414,400    Hecla Mining Company2 ............................................................     2,046,100
       138,000    Kinross Gold Corporation2 ........................................................       467,709
        60,000    Minefinders Corporation, Ltd. (Warrants)1,2 ......................................        83,856
        60,000    Pan American Silver Corporation2 .................................................       599,573
       285,000    Pan American Silver Corporation1,2 ...............................................     2,847,971
       275,000    Prime Resource Group, Inc. .......................................................     1,825,622
       159,600    Romarco Minerals, Inc.2 ..........................................................       340,163
       300,000    Silver Standard Resources, Inc.1,2 ...............................................     1,509,414
        50,000    Silver Standard Resources, Inc.2 .................................................       251,563
       500,000    Sunshine Mining and Refining, Inc.2 ..............................................       500,000


LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENT OF NET ASSETS
(Including the Portfolio of Investments)
December 31, 1997 (unaudited) (continued)


     Number of
      Shares                                                                                              Value
or Principal Amount                                 Security                                            (Note 1)
------------------------------------------------------------------------------------------------------------------



                  NORTH AMERICA (continued):
       350,000    Tiomin Resources, Inc.1,2 ........................................................     $ 293,497
       262,500    Tiomin Resources, Inc. (Warrants)1,2 .............................................         --
        50,000    TVX Gold, Inc.2 ..................................................................       168,750
       280,000    William Resources, Inc.2 .........................................................        68,483
                                                                                                        ----------
                                                                                                        13,804,109
                                                                                                        ----------

                  PERU: 2.0%
       117,009    Compania de Minas Buenaventura S.A. "B" ..........................................       879,940
                                                                                                        ----------

                  POLAND: 0.3%
        21,000    KGHM Polska Miedz S.A.2 ..........................................................       151,725
                                                                                                        ----------

                  TOTAL COMMON STOCKS:
                    (cost $27,148,652) .............................................................    27,474,565
                                                                                                        ----------

                  PREFERRED STOCK: 4.3%
                  NORTH AMERICA: 4.3%
        99,000    Freeport McMoran Copper & Gold
                    (cost $2,081,958) ..............................................................     1,918,125
                                                                                                        ----------

                  SHORT-TERM INVESTMENT: 4.5%
                  U.S. Government Agency Obligation
    $2,000,000    Federal Home Loan Mortgage Corporation, 4.75%, due 01/02/98
                    (cost $1,999,736) ..............................................................     1,999,736
                                                                                                        ----------

                  TOTAL INVESTMENTS: 98.7%
                    (cost $42,219,571+) ............................................................    43,570,536
                  Other assets in excess of liabilities: 1.3% ......................................       550,863
                                                                                                        ----------

                  TOTAL NET ASSETS: 100.0%
                    (equivalent to $3.88 per share on 11,362,060 shares outstanding) ...............   $44,121,399
                                                                                                        ==========

1 Restricted Security (Note 6).
2 Non-income producing securities
ADR -- American Depository Receipt.
+ Aggregate cost for Federal income tax purposes is identical.




   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997 (unaudited)


Assets
Investments, at value (cost $42,219,571) (Note1) ...................................................    $43,570,536
Cash ...............................................................................................        202,923
Receivable for shares sold .........................................................................        732,473
Dividends and interest receivable ..................................................................         10,807
                                                                                                         ----------
    Total Assets ...................................................................................     44,516,739
                                                                                                         ----------

Liabilities
Due to Lexington Management Corporation (Note 2) ...................................................         32,960
Payable for shares redeemed ........................................................................        243,943
Distributions payable ..............................................................................          8,304
Accrued expenses ...................................................................................        110,133
                                                                                                         ----------
    Total Liabilities ..............................................................................        395,340
                                                                                                         ----------

Net Assets: (equivalent to $3.88 per share on
    11,362,060 shares outstanding) (Note 3) ........................................................    $44,121,399
                                                                                                         ==========

Net Assets consist of:
Capital stock-- authorized 1,000,000,000 shares, $.001 par value per share .........................        $11,362
Additional paid-in capital (Note 1) ................................................................     55,084,686
Distributions in excess of net investment income ...................................................       (313,628)
Accumulated net realized loss on investments and foreign currency holdings
  (Note 1) .........................................................................................    (12,011,944)
Unrealized appreciation on investments and foreign currency holdings ...............................      1,350,923
                                                                                                         ----------
Total Net Assets ...................................................................................    $44,121,399
                                                                                                         ==========

Net Asset Value, redemption price per share ........................................................          $3.88
                                                                                                              =====

Offering price per share (100/94.25 of $3.88 adjusted to the nearest cent) .........................          $4.12
                                                                                                              =====



   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENT OF OPERATIONS
Six Months Ended December 31, 1997 (unaudited)

Investment Income
Dividends ...................... $ 108,403
Interest .......................   101,410
                                 ---------
                                   209,813
Less: foreign tax expense ......     3,702
                                 ---------
    Total investment income ....              $ 206,111

Expenses
  Investment advisory fee
    (Note 2) ...................   198,049
  Transfer agent and shareholder
    servicing expense (Note 2) .    80,677
  Custodian expense ............    49,001
  Printing and mailing expenses.    33,370
  Accounting expenses (Note 2) .    23,589
  Registration fees ............    12,950
  Professional fees ............     9,534
  Directors' fees and expenses .     7,544
  Computer processing fees .....     5,848
  Other expenses ...............    15,456
                                 ---------
    Total expenses .............                436,018
                                              ---------
      Net investment loss ......               (229,907)

Realized and Unrealized Gain (Loss)
  on Investments (Note 4)
  Net realized gain (loss) on:
    Investments ................  (607,861)
    Foreign currency transactions    1,998
                                 ---------
        Net realized loss ......               (605,863)
  Net change in unrealized
    appreciation on:
    Investments ................  (157,058)
    Foreign currency translation
      of other assets and
      liabilities ..............       (59)
                                 ---------
    Net change in unrealized
      appreciation .............               (157,117)
                                              ---------
      Net realized and
        unrealized loss ........               (762,980)
                                              ---------
Decrease in Net Assets Resulting
  from Operations ..............              $(992,887)
                                              =========

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                Six months
                                   ended        Year
                               December 31,    ended
                                   1997       June 30,
                                (unaudited)     1997
                                ----------   ----------
Net investment loss ..........  $ (229,907)  $ (404,378)
Net realized loss from
   investment and foreign
   currency transactions .....    (605,863)    (989,734)
Net change in unrealized
   appreciation of
   investments and foreign
   currency translation ......    (157,117)  (4,550,358)
                                ----------   ----------
    Decrease in net assets
       resulting from operations  (992,887)  (5,944,470)
Distributions to shareholders
   in excess of net investment
   income (Note 1) ...........     (73,691)    (373,424)
Increase (decrease) in net assets
   from capital share
   transactions (Note 3) .....   3,161,000  (25,591,713)
                                ----------   ----------
    Net increase (decrease) in
       net assets ............   2,086,184  (31,909,607)

Net Assets:
  Beginning of period ........  42,035,215   73,944,822
                                ----------   ----------
  End of period (including
     distributions in excess of
     net investment income of
     $313,628 and $1,792,
     respectively) ........... $44,121,399  $42,035,215
                                ==========   ==========

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON STRATEGIC SILVER FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (unaudited) and June 30, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

Lexington Strategic Silver Fund, Inc. (the "Fund") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to maximize total return from long-term growth of capital and income principally by investing in a portfolio at least 80% of which will be invested in the securities of established silver-related companies throughout the world. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market and silver bullion are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no forward foreign currency exchange contracts outstanding at December 31, 1997.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At June 30, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

LEXINGTON STRATEGIC SILVER FUND, INC.
NOTES TO FINANCIAL  STATEMENTS
December 31, 1997  (unaudited) and June 30, 1997
(continued)

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets up to $30 million and at an annual rate of 0.75% thereafter. For 1997, LMC has agreed to voluntarily limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the six months ended December 31, 1997.

The  Fund  reimbursed  LMC  for  certain  expenses,   including  accounting  and
shareholder servicing costs of $45,860, which are incurred by the Fund, but paid by LMC.

3. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                             Six months ended
                                                             December 31, 1997                  Year ended
                                                                (unaudited)                    June 30, 1997
                                                          ----------------------          -----------------------
                                                           Shares        Amount           Shares          Amount
                                                         ---------     ---------       ----------     -----------
Shares sold ..........................................   4,804,345     $18,785,102        6,348,384    $ 27,981,547
Shares issued on reinvestment of dividends ............     18,656          73,691           74,245         313,964
                                                         ---------      ----------       ----------     -----------
                                                         4,823,001      18,858,793        6,422,629      28,295,511
Shares redeemed ....................................... (4,111,385)    (15,697,793)     (12,351,927)    (53,887,224)
                                                         ---------      ----------       ----------     -----------
Net increase (decrease) ...............................    711,616     $ 3,161,000       (5,929,298)   $(25,591,713)
                                                         =========      ==========       ==========     ===========

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the six months ended December 31, 1997, excluding short-term securities, were $7,786,258 and $6,605,724, respectively.

At December 31, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $9,528,901 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $8,177,936.

5. INVESTMENT AND CONCENTRATION RISKS

The Fund makes significant investments in foreign securities and has an investment objective of investing in securities of companies engaged in the exploration, mining, processing, fabrication and distribution of silver. There are certain risks involved in investing in foreign securities or concentrating in specific industries that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from potentially adverse political and economic developments as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the inability of counterparties to meet the terms of their contracts.

LEXINGTON STRATEGIC SILVER FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (unaudited) and June 30, 1997 (continued)

6. RESTRICTED SECURITIES

The following securities were purchased under Rule 144A of the Securities Act of 1933 or issued in private placements and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.

                                                                              Average
                                               Aquisition                    Cost Per         Market        % of Net
        Security                                  Date           Shares        Share           Value         Assets
        -------                                 --------         ------       -------         ------         -------
Argosy Mining Corporation                       05/24/96         200,000       $1.82         $ 51,711        0.12 %
Argosy Mining Corporation (Warrants)            05/14/96         100,000        0.00               --        0.00
Atna Resources, Ltd.                            10/14/96         167,000        4.80          171,549        0.39
Atna Resources, Ltd. (Warrants)                 04/15/96          83,500        0.00               --        0.00
Campbell Resources, Inc. (Warrants)             10/25/96          90,000        0.00               --        0.00
Eldorado Corporation                            02/22/96          77,000        5.37           40,894        0.09
Minefinders Corporation, Ltd. (Warrants)        03/11/97          60,000        3.66           83,856        0.19
Pan American Silver Corporation                 07/17/95         285,000        5.44        2,847,971        6.45
Silver Standard Resources, Inc.                 09/06/95         300,000        3.14        1,509,414        3.42
Tiomin Resources, Inc.                          09/28/95         350,000        1.44          293,497        0.67
Tiomin Resources, Inc. (Warrants)               09/28/95         262,500        0.00               --        0.00
                                                                                            ---------      ------

                                                                                           $4,998,892       11.33%
                                                                                            =========       ======


Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.

LEXINGTON STRATEGIC SILVER FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:



                                                          Six months
                                                            ended
                                                          December 31,               Year ended June 30,
                                                              1997      -------------------------------------------
                                                          (unaudited)     1997        1996        1995        1994
                                                           --------       ----        ----        ----        ----
Net asset value, beginning of period ..................      $3.95       $4.46       $4.00        $3.92       $3.52
                                                             -----       -----       -----        -----       -----
Income (loss) from investment operations:
  Net investment loss .................................      (0.02)      (0.04)      (0.03)       (0.03)      (0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions .....      (0.04)      (0.43)       0.51         0.11        0.42
                                                             -----       -----       -----        -----       -----
Total income (loss) from investment operations ........      (0.06)      (0.47)       0.48         0.08        0.40
                                                             -----       -----       -----        -----       -----

Less distributions:
  Distributions in excess of net investment income ....      (0.01)      (0.04)      (0.02)          --          --
                                                             -----       -----       -----        -----       -----

Net asset value, end of period ........................      $3.88       $3.95       $4.46        $4.00       $3.92
                                                             =====       =====       =====        =====       =====

Total return*** .......................................     (3.00%)*   (10.76%)     12.02%        2.04%      11.36%
Ratio to average net assets:
  Expenses ............................................      2.04%*      1.96%       1.73%        1.82%       1.84%
  Net investment loss .................................     (1.08%)*    (0.78%)     (0.72%)      (0.83%)     (0.82%)

Portfolio turnover rate ...............................     32.58%*     18.76%      44.30%       44.22%       5.28%
Average commission paid on equity
  security transactions** .............................      $0.03       $0.03       $0.02           --          --

Net assets, end of period (000's omitted) .............    $44,121     $42,035     $73,945      $65,517     $49,499



  * Annualized.
 ** In accordance with SEC disclosure guidelines, the average commissions are calculated for the years beginning with June 1996, but not for prior periods. *** Sales load is not reflected in total return.

                                                             LEXINGTON
LEXINGTON
STRATEGIC SILVER FUND, INC.                                   [Logo]

Investment Adviser
----------------------------------
                                                             LEXINGTON
LEXINGTON MANAGEMENT CORPORATION                             STRATEGIC
P.O. Box 1515                                                 SILVER
Park 80 West Plaza Two                                       FUND, INC.
Saddle Brook, New Jersey 07663
                                                      -------------------------
Distributor
----------------------------------                         Seeks long-term
                                                          growth of capital
LEXINGTON FUNDS DISTRIBUTOR, INC.                         through investment
P.O. Box 1515                                           in established silver
Park 80 West Plaza Two                                    related companies.
Saddle Brook, New Jersey 07663

                                                      -------------------------

                                                          SEMI-ANNUAL REPORT
                                                           DECEMBER 31, 1997

All Shareholders requests for services of any kind should be sent to:

Transfer Agent
-----------------------------------------
STATE STREET BANK AND
TRUST COMPANY
c/o National Financial Data Services
1004 Baltimore
Kansas City, Missouri 64105

Or call toll free:
Service and Sales: 1-800-526-0056
24 Hour Account Information:
1-800-526-0052


This report has been prepared for the information of the shareholders of Lexington Strategic Silver Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.